                                                                   Exhibit 10.29

                            THE AMENDED AND RESTATED

                             1998 STOCK OPTION PLAN

                                       OF

                             USINTERNETWORKING, INC.

                      (Effective as of _________ ___, 1999)

              USinternetworking, Inc., a Delaware corporation, has adopted The 1998 Stock Option Plan of USinternetworking, Inc. (the "Plan"), effective July 2, 1998, for the benefit of its eligible employees, directors and consultants. The Plan has been amended from time to time to increase the number of shares reserved for issuance hereunder and to amend the Plan in certain other respects. This Amended and Restated 1998 Stock Option Plan of USinternetworking, Inc. constitutes a complete amendment and restatement of the Plan effective as of ________ __, 1999.

              The purposes of the Plan are as follows:

              (1) To provide an additional incentive for Employees, Independent Directors and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock.

              (2) To enable the Company to obtain and retain the services of Employees, Independent Directors and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.


                                   ARTICLE I.

                                   DEFINITIONS

              Whenever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

         1.1. AWARD LIMIT. "AWARD LIMIT" shall mean 3,000,000 shares of Common Stock, as adjusted pursuant to Section 8.3 of the Plan.

         1.2. BOARD. "Board" shall mean the Board of Directors of the Company.

         1.3. CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.4. COMMITTEE. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 7.1.

         1.5. COMMON STOCK. "Common Stock" shall mean the common stock of the Company, par value $0.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

         1.6. COMPANY. "Company" shall mean USinternetworking, Inc., a Delaware corporation.

         1.7. CONSULTANT. "Consultant" shall mean any consultant or adviser if:

              (a) the consultant or adviser renders bona fide services to the Company;

              (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

              (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

         1.8. DIRECTOR. "Director" shall mean a member of the Board.

         1.9. DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         1.10. EMPLOYEE. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

         1.11. EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.12. FAIR MARKET VALUE. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee and the Executive Committee of the Board acting jointly and in good faith.

         1.13. HOLDER. "Holder" shall mean a person who has been granted an Option.

         1.14. INCENTIVE STOCK OPTION. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an

Incentive Stock Option by the Committee.

         1.15. INDEPENDENT DIRECTOR. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

         1.16. NON-QUALIFIED STOCK OPTION. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

         1.17. OPTION. "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to Consultants and Independent Directors shall be Non-Qualified Stock Options.

         1.18. PLAN. "Plan" shall mean The Amended and Restated 1998 Stock Option Plan of USinternetworking, Inc., as amended from time to time.

         1.19. OPTION PLAN STOCKHOLDERS AGREEMENT. "Option Plan Stockholders Agreement" shall mean the agreement between the Company and the Holder that governs the shares acquired upon exercise of the Option, which terms may include, without limitation, restrictions on transfer of such shares, a right of first refusal in favor of the Company, and the right of the Company to repurchase such shares upon certain specified events.

         1.20. RULE 16B-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

         1.21. SECTION 162(M) PARTICIPANT. "Section 162(m) Participant" shall mean any Employee designated by the Committee as a Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

         1.22. SECURITIES ACT. "Securities Act" shall mean the Securities Act of 1933, as amended.

         1.23. STOCK OPTION AGREEMENT. "Stock Option Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Option as the Committee shall determine, consistent with the Plan.

         1.24. SUBSIDIARY. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         1.25. SUBSTITUTE OPTION. "Substitute Option" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding options previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; PROVIDED, HOWEVER, that in no event shall the term "Substitute Option" be construed to refer to an Option granted in connection with the cancellation and repricing of an Option granted under the Plan.

         1.26. TERMINATION OF CONSULTANCY. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding a termination where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

         1.27. TERMINATION OF DIRECTORSHIP. "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

         1.28. TERMINATION OF EMPLOYMENT. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) a termination where there is a simultaneous reemployment or continuing employment of the Holder by the Company or any Subsidiary, (b) at the discretion of the Committee, a termination which results in a temporary severance of the employee-employer relationship and (c) at the discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

         2.1. SHARES SUBJECT TO PLAN.

         (a) The shares of stock subject to Options shall be Common Stock, initially shares of the Company's Common Stock, par value $0.001 per share. The shares of Common Stock issuable upon exercise of such Options may be either previously authorized but unissued shares or treasury shares. Subject to Section 8.3, the aggregate number of such shares which may be reserved and issued upon exercise of such Options shall not exceed thirteen million, four hundred fifty-eight thousand (13,458,000); provided, however, that subject to approval by the stockholder's of the Company and effective as of such date, the aggregate number of such shares which may be reserved and issued upon exercise of such Options shall not exceed thirty-seven million, four hundred fifty-eight thousand (37,458,000).

              (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

         2.2. ADD-BACK OF OPTIONS. If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Options which are adjusted pursuant to
Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Option under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.


                                  ARTICLE III.

                               GENERAL PROVISIONS

         3.1. STOCK OPTION AGREEMENT. Each Option shall be evidenced by a Stock Option Agreement. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

         3.2. PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS. The Committee, in its discretion, may determine whether an Option is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

         3.3. CONSIDERATION. In consideration of the granting of an Option under the Plan, the Holder shall agree, in the Stock Option Agreement or other written agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

         3.4. AT-WILL EMPLOYMENT. Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary or as a director of the Company, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.


                                   ARTICLE IV.

                               GRANTING OF OPTIONS

         4.1. ELIGIBILITY. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

         4.2. DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

         4.3. QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted to any person who is not an Employee.

         4.4. GRANTING OF OPTIONS TO EMPLOYEES AND CONSULTANTS.

              (a) The Committee shall from time to time, in its discretion, and subject to applicable limitations of the Plan:

                  (i) Select from among the Employees or Consultants (including
              Employees or Consultants who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

                  (ii) Subject to the Award Limit, determine the number of
              shares to be subject to such Options granted to the selected Employees or Consultants;

                  (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                  (iv) Determine the terms and conditions of such Options,
              consistent with the Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

              (b) Upon the selection of a Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

              (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

         4.5. GRANTING OF OPTIONS TO INDEPENDENT DIRECTORS. Each person who is then serving as an Independent Director automatically shall be granted an Option to purchase 30,000 shares of Common Stock (subject to adjustment as provided in Section 8.3) on (i) the date the Plan is initially adopted by the Board and (ii) the date of the first Board meeting during the second calendar quarter of each calendar year commencing thereafter during the Term of the Plan. The Company shall have the right to repurchase all shares of Common Stock acquired upon exercise of Options granted to an Independent Director at the exercise price paid therefor upon the Independent Director's Termination of Directorship for any reason (the "Repurchase Right"); provided that such Repurchase Right shall lapse in installments as follows:

                  (i) Prior to the first anniversary of the date of grant, the
              Repurchase Right shall apply to all shares of Common Stock covered by the Director's Option;

                  (ii) On the first anniversary of the date of grant the
              Repurchase Right shall lapse with respect to one-third (1/3) of the number of shares of Common Stock covered by the Director's Option;

                  (iii) On the last day of each calendar quarter (I.E., January
              31, March 31, June 30 and September 30) that begins coincident with or following the first anniversary of the date of grant, the Repurchase Right shall lapse with respect to an additional one-twelve (1/12) of the shares of Common Stock covered by the Director's Option;

except that the Repurchase Right shall not lapse with respect to any additional portion of the shares of Common Stock covered by the Director's Option after his or her Termination of Directorship for any reason.

         4.6. OPTIONS IN LIEU OF CASH COMPENSATION. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors' fees which would otherwise by payable to such Independent Directors, pursuant to such policies which may be adopted by the Committee from time to time.


                                   ARTICLE V.

                                TERMS OF OPTIONS

         5.1. OPTION PRICE. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and:

              (a) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

              (b) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

              (c) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

              (d) in the case of an Option that is a Substitute Option, such price may be less than the Fair Market Value per share on the date of grant, PROVIDED, that the excess of:

                  (i) the aggregate Fair Market Value (as of the date such
              Substitute Option is granted) of the shares subject to the Substitute Option; over

                  (ii) the aggregate exercise price thereof; does not exceed the excess of;

                  (iii) the aggregate fair market value (as of the time
              immediately preceding the transaction giving rise to the Substitute Option, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

                  (iv) the aggregate exercise price of such shares.

         5.2. OPTION TERM. The term of an Option granted to an Employee or Consultant shall be set by the Committee in its discretion; PROVIDED, HOWEVER, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

         5.3. OPTION VESTING

              (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; PROVIDED, HOWEVER, that, unless the Committee otherwise provides in the terms of the Stock Option Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

              (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

              (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the
         Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section

         422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

         5.4. TERMS OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS . The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Options granted to Independent Directors shall be exercisable in full as of the date of grant, and subject to Section 6.6, the term of each Option granted to an Independent Director shall be ten (10) years from the date the Option is granted.



                                   ARTICLE VI.

                               EXERCISE OF OPTIONS

         6.1. PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

         6.2. MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

              (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

              (b) Such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

              (c) As the Committee, in its discretion may require, an executed copy of the Option Plan Stockholders Agreement;

              (d) In the event that the Option shall be exercised pursuant to
         Section 8.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

              (e) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;
         (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;
         (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration;
         (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

         6.3. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

              (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

              (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole discretion, deem necessary or advisable;

              (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

              (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

              (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Committee or the Board may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

         6.4. RIGHTS AS STOCKHOLDERS. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

         6.5. OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee, in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

         6.6. LIMITATIONS ON EXERCISE OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

              (a) The expiration of twelve (12) months from the date of the Holder's death;

              (b) The expiration of twelve (12) months from the date of the Holder's Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

              (c) The expiration of three (3) months from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his or her permanent and total disability, unless the Holder dies within said three-month period; or

              (d) The expiration of ten (10) years from the date the Option was granted.

         6.7. ADDITIONAL LIMITATIONS ON EXERCISE OF OPTIONS. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Committee.


                                  ARTICLE VII.

                                 ADMINISTRATION

         7.1. COMMITTEE. Prior to the Company's initial registration of Common Stock under

Section 12 of the Exchange Act, the Compensation Committee shall administer the Plan. Following such registration, the full Board shall administer the Plan unless and until there is appointed a Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) that shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

         7.2. DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Stock Option Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Stock Option Agreement provided that the rights or obligations of the Holder of the Option that is the subject of any such Stock Option Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors and references herein to "Committee" shall, with respect to such Options, be deemed to refer to the Board and (ii) both the full Board, acting by a majority of its members in office, and the Compensation Committee, acting by a majority of its members in office, together shall conduct the general administration of the Plan with respect to Options granted to to officers of the Company subject to the provisions of Section 16 of the Exchange Act, and references herein to "Committee" shall, with respect to such Options, be deemed to refer to both the Board and the Compensation Committee.

         7.3. MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

         7.4. COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

         7.5. DELEGATION OF AUTHORITY. The Committee may, but need not, from time to time delegate some or all of its authority to grant Options under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; PROVIDED, HOWEVER, that the Committee may not delegate its authority to grant Options to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 7.5 shall serve in such capacity at the pleasure of the Committee.


                                  ARTICLE VIII.

                            MISCELLANEOUS PROVISIONS

         8.1. NOT TRANSFERABLE. No Option under the Plan may be sold, pledged, assigned or transferred in any manner other than (i) by will or the laws of descent and distribution, (ii) subject to the consent of the Committee, pursuant to a DRO, or (iii) with respect to Options granted to Independent Directors pursuant to Section 4.5 hereof, to the employer of the Independent Director or an affiliate (as such term is defined in Rule 12b-2 of the Rules promulgated pursuant to the Exchange Act) of such employer, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. No Option, interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

         During the lifetime of the Holder, only he or she or a transferee pursuant to a transfer permitted by the preceding paragraph of this Section 8.1 may exercise an Option (or any portion thereof) granted to him or her under the Plan. After the death of the Holder, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

         8.2. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. Except as otherwise provided in this Section 8.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee.

However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 8.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Option theretofore granted, unless the Option itself otherwise expressly so provides. No Options may be granted during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

              (a) The expiration of ten years from the date the Plan is adopted by the Board; or

              (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 8.4.

         8.3. CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY, CHANGE IN CONTROL AND OTHER CORPORATE EVENTS.

              (a) Subject to Section 8.3(d), in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

                  (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                  (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

                  (iii) the grant or exercise price with respect to any Option.

              (b) Subject to Sections 8.3(d) and (e), in the event of any transaction or event described in Section 8.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                  (i) To provide for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Holder's rights had such Option been currently exercisable or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

                  (ii) To provide that the Option cannot vest or be exercised after such event;

                  (iii) To provide that such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (A) Section 5.3 or 5.4 or (B) the provisions of such Option, and/or to provide for the lapse of restrictions on shares acquired upon exercise of Options;

                  (iv) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or Options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                  (v) To make adjustments in the number and type of shares of
              Common Stock (or other securities or property) subject to outstanding Options, and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding Options, and options which may be granted in the future.

              (c) Subject to Section 8.3(d) and Section 8.4, the Committee may, in its discretion, include such further provisions and limitations in any Stock Option agreement, as it may deem equitable and in the best interests of the Company.

              (d) With respect to Options which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Option to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

              (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interest" accounting treatment and, but for one or more of the provisions of this Plan or any Stock Option Agreement would so qualify, then this Plan and any Stock Option Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Stock Option Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Stock Option Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

              (f) The existence of the Plan, the Stock Option Agreements and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         8.4. APPROVAL OF PLAN BY STOCKHOLDERS. The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable nor shall such Options vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under the Plan shall thereupon be canceled and become null and void.

         8.5. TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

         8.6. LOANS. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise of an Option granted under the Plan. The terms and conditions of any such loan shall be set by the Committee.

         8.7. FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan, the Committee shall have the right to provide, in the terms of Options made under the Plan, or to require a Holder to agree by separate written instrument, that
(a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Option, or upon the receipt or resale of any Common Stock underlying the Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of the Option (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee or the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

         8.8. EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

         8.9. COMPLIANCE WITH LAWS, CERTIFICATE AND BY-LAWS. The Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Furthermore, the Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Options granted hereunder are subject to compliance with all applicable provisions of the Company's Certificate of Incorporation and By-Laws, as the same may be amended from time to time.

         8.10. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

         8.11. GOVERNING LAW. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                      * * *

               I hereby certify that the foregoing Amended and Restated 1998 Stock Option Plan of USinternetworking, Inc. was duly adopted by the Board of Directors of USinternetworking, Inc. on __________ ___, 1999.

               I hereby certify that the foregoing Amended and Restated 1998 Stock Option Plan of USinternetworking, Inc. was duly approved by the stockholders of the Company on __________ ___, 1999.



               Executed on this ____ day of _______________, 1999.



                                                --------------------------------
                                                      Secretary